SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2002

PRUDENTIAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000
(Registrant¦s telephone number, including area code)

Item 9.     Regulation FD Disclosure.

Prudential Financial, Inc. furnishes herewith, as Exhibit 99.0, a Financial Supplement for the quarterly period ending June 30, 2002, presenting historical information for the Financial Services Businesses on a basis consistent with the Company’s organizational changes announced in August 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2002	Prudential Financial, Inc.

By: /S/ ANTHONY S. PISZEL
Name: Anthony S. Piszel
Title: Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.0	Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the Quarterly Period ended June 30, 2002.